Corporate Presentation May 2025 Update Exhibit 99.2

Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, anticipated discovery, preclinical and clinical development activities for Prelude’s product candidates, the potential safety, efficacy, benefits and addressable market for Prelude’s product candidates, the expected timeline for clinical trial results for Prelude’s product candidates including its SMARCA2 degrader molecules. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by such terminology as ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘potentially,’’ ‘‘estimate,’’ ‘‘continue,’’ ‘‘anticipate,’’ ‘‘intend,’’ ‘‘could,’’ ‘‘would,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘expect’’ and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated).  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.  Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023.

We are on a mission to extend the promise of precision medicine to every cancer patient in need Select the best modality to precisely target oncogenic mechanisms Strive for first-in-class science focused on areas of highest patient unmet need Draw on decades of experience and proven leadership to drive innovation

Kris Vaddi, PhD Chief Executive Officer Jane Huang M.D. President and Chief Medical Officer Andrew Combs, PhD Chief Chemistry Officer Sean Brusky, MBA Chief Business Officer Peggy Scherle, PhD Chief Scientific Officer Bryant Lim, J.D. Chief Financial Officer, Chief Legal Officer, and Corporate Secretary Experienced Leadership Team With Proven Track Records in Precision Oncology

Prelude's Precision Medicine Pipeline & Discovery Engine

	PROGRAM	POTENTIAL INDICATIONS	DISCOVERY/ PRECLINICAL	PHASE 1	PHASE 2/3	UPCOMING MILESTONES
In The Clinic	**Lead SMARCA2 Degrader (IV)**	SMARCA4-mutated NSCLC & other cancers	*PRT3789*			Monotherapy Update – 2H 2025 First Chemo Combo Data – 2H 2025
In The Clinic	**Oral SMARCA2 Degrader**	SMARCA4-mutated NSCLC & other cancers	*PRT7732*			First Interim Phase 1 Data – 2H 2025
NEW Preclinical Programs	**Oral KAT6A Degrader**	ER+ breast cancer & other solid tumors				Dev't Candidate (DC) Selection in 1H 2025, IND 1H 2026
Preclinical Programs	**Precision ADCs** **Novel Degrader Payloads**	Multiple				First Dev't Candidate (DC) Selection in 2025*
Preclinical Programs	**New Discovery Programs**	Hard-to-treat cancers, "Undruggable" targets, High unmet need	*Established track record of delivering a first-or best-in-class new program into the clinic every 12-18 months*			Additional Pipeline Updates Planned in 2025
	Prelude Discovered Programs Available for Partnering	• PRT2527: Highly selective CDK9 inhibitor (Ph 1, IV) • PRT3645: Brain-penetrant CDK4-biased inhibitor (Ph 1, oral) • Additional discovery and preclinical stage programs and IP				Full Global Rights Available

* First Precision ADC Program discovered and advanced in collaboration with AbCellera (Press Release)

Prelude THERAPEUTICS

5

Prelude’s First-in-Class SMARCA2 Degraders + Lead IV SMARCA2 Degrader (PRT3789) First-in-class, novel biology, leading investigators engaged Proof-of-concept established in Phase I dose escalation Confirmed responses in NSCLC and EC/GC as monotherapy Oral SMARCA2 Degrader (PRT7732)

Patients with SMARCA4 mutations are not typically eligible for other targeted therapies  Currently treated with standard of care chemotherapy or chemo-immunotherapy Targeting SMARCA4-deficient Cancers By Selectively Degrading SMARCA2 Pancreatic: 3% NSCLC: 10% Esophageal: 8% Gastric: 8% Endometrial: 13% SCLC: 8% Urinary: 9% Colorectal: 6% 1,Dagogo-Jack et al. Journal of Thoracic Oncology. 2020 Foundation Medicine dataset 2 Fernando et al. Nature Communications 2020 SMARCA4 (BRG1) mutations occur in approximately 5% of all cancers Mutations in the chromatin remodeling complex drive cancer growth and resistance Cancer cells with deleterious SMARCA4 mutations become highly dependent on SMARCA2 for survival Selectively degrading SMARCA2 induces "synthetic lethality" in SMARCA4-deficient cancers

SMARCA4 Mutations Are Mostly Non-Overlapping With Other Driver Oncogenes Schoenfeld et al. Clin Cancer Res. (2020); 26(21):5701-5708. Most Frequent Co-Occurring Mutations Distribution of SMARCA4 Mutation by Commonly Altered Gene Subgroup

Outcomes for Patients with SMARCA4-*mutated* NSCLC are Poor with Current Standard of Care

Patients treated with first-line chemoimmunotherapy



N
Median PFS, months (95% CI)
SMARCA4WT 593 6.1 (5.5-7.1)
SMARCA4MUT 114 2.7 (2.0-4.8)
HR: 1.62 [95% CI: 1.30-2.02]
P<0.001
Progression-free survival(%)
1.0
0.8
0.6
0.4
0.2
0.0
0 3 6 9 12 15 18 21 24
Months
Number at risk
593 408 280 199 160 121 97 75 59
114 52 26 21 16 13 13 10 7



Objective response rate (%)
50%
40%
30%
20%
10%
0%
39.1%
21.9%
SMARCA4WT
SMARCA4MUT
N
593
114

Median progression free survival for first-line SMARCA4-mutated NSCLC treated with chemoimmunotherapy is 2.7 months and response rates approximately 22%

The prognosis for patients with relapsed/refractory SMARCA4-mutated NSCLC is likely even worse

Alessi JV, et al. Clinicopathologic and genomic factors impacting efficacy of first-line chemoimmunotherapy in advanced non-small cell lung cancer (NSCLC). J Thorac Oncol. 2023 Feb 10:S1556-0864(23)00121-1. PMID: 36775193.

9

Prelude is Advancing Parallel SMARCA2 Degrader Programs in the Clinic Selectivity Achieved With Both VHL- and CRBN-based Degraders IV Candidate - VHL-TPD provided an expedited path to potential clinical development with QW dosing   Oral Candidate - CRBN-TPD provided candidates requiring extensive lead optimization balancing potency, selectivity and oral PK properties enabling QD dosing Our lead IV and oral clinical candidates both have sub-nanomolar degradation potencies and very high selectivity (>1000 / 3000 fold, respectively) for SMARCA2 over SMARCA4

PRT3789: A Highly Potent SMARCA2 Degrader with >1000-fold Selectivity Over SMARCA4 Hulse et al. Cancer Res. (2022); 82 (12_Suppl) :3263. AACR 2022 Poster (http://www.preludetx.com/science/publications) Highly selective for SMARCA2 vs SMARCA4 (>1000 fold) and selective across the proteome Preclinical Assay PRT3789 SMARCA2 Degradation (nM) 0.73 Selectivity: Cell Proliferation (SMARCA4 / SMARCA2) >1000 fold Sub-nanomolar SMARCA2 degradation potency in cell lines Anti-tumor activity, including regressions, in SMARCA4 mutant models in vivo  PRT3789 Tumor Regression PRT3789 Vehicle Days of Dosing

Data cutoff: 30 November 2024 and patients enrolled by 31 August 2024. LOF, loss of function; NSCLC, non-small cell lung cancer. PRT3789-01 (Monotherapy): Study Schema and Enrollment Most recent data presented at 2025 JSMO Annual Meeting (Data cutoff: 30 November 2024) Monotherapy Dose-Escalation Cohorts Backfill Cohorts Eligibility criteria Any solid tumor Any SMARCA4 mutation Evaluable disease PRT3789 dosing is intravenous, weekly Dose escalation is ongoing at 665 mg PRT3789 24 mg n=4 Eligibility criteria Enriched NSCLC LOF SMARCA4 mutation Measurable disease PRT3789 48 mg n=7 PRT3789 80 mg n=5 PRT3789 120 mg n=7 PRT3789 160 mg n=7 PRT3789 212 mg n=5 PRT3789 283 mg n=4 PRT3789 376 mg n=5 PRT3789 500 mg n=3 PRT3789 665 mg n=x PRT3789 900 mg n=x n=2 n=5 n=6 n=8 n=1 n=x n=x n=x Yap, T. et al., JSMO Annual Meeting, Kobe Japan, March 8th 2025 (Abstract 101356)

Data cutoff: 30 November 2024 and patients enrolled by 31 August 2024. IHC, immunohistochemistry; VUS, variant of uncertain significance. PRT3789-01 (Monotherapy): Demographics and Disease Characteristics Characteristics Patients (N=69) Age, years Median 62 Sex, n (%)  Male 37 (53.6)  Female 32 (46.4) Prior lines of systemic anticancer therapy, n Median (min, max) 3 (1, 10) Tumor type, n (%) Non-small cell lung cancer 32 (46.4) Pancreatic cancer 6 (8.7) Breast cancer 4 (5.8) Thoracic undifferentiated 3 (4.3) Cholangiocarcinoma 2 (2.9) Colorectal cancer 2 (2.9) Esophageal cancer 2 (2.9) Gastric cancer 2 (2.9) Small intestine cancer 2 (2.9) Other 14 (20.3) Type of SMARCA4 mutation, n (%) Class 1 (loss of function) 39 (56.5) Class 2 (missense, VUS) 22 (31.9) Loss of SMARCA4 protein (BRG1) by IHC 8 (11.6) Yap, T. et al., JSMO Annual Meeting, Kobe Japan, March 8th 2025 (Abstract 101356) 69 patients included in the analysis were treated with PRT3789 monotherapy and safety evaluable at time of data cutoff with a median age of 62 The primary tumor type, as characterized by investigators, was NSCLC (n = 32) along with other advanced stage solid tumors 39 patients had Class 1 (loss of function) mutations and an additional 8 patients had loss of SMARCA4 protein by IHC

Data cutoff: 30 November 2024 and patients enrolled by 31 August 2024. ALT, alanine aminotransferase; AST, aspartate aminotransferase; CTCAE, common terminology criteria for adverse events; TEAE, treatment emergent adverse events. PRT3789-01 (Monotherapy): Summary of Adverse Events Adverse Events, n (%) PRT3789 Monotherapy (N=69) Any adverse event 67 (97.1) Treatment related 43 (62.3) Grade ≥3 adverse event 35 (50.7) Treatment related 4 (5.8) Serious adverse event 20 (29.0) Treatment related 0 Adverse event leading to Dose hold 23 (33.3) Treatment related 6 (8.7) Dose reduction 4 (5.8) Treatment discontinuation 5 (7.2) Death 0 Any dose-limiting toxicity 0 Most Frequent Adverse Events Incidence rate (%) Yap, T. et al., JSMO Annual Meeting, Kobe Japan, March 8th 2025 (Abstract 101356)

Data cutoff: 30 November 2024 and patients enrolled by 31 August 2024. AUC, area under the curve over 1 week; C, cycle; D, day; DC50, half-maximal degradation concentration; PBMC, peripheral blood mononuclear cells. PRT3789-01 (Monotherapy): Pharmacokinetics and Pharmacodynamics Target Engagement Confirmed by Deep and Sustained SMARCA2 Reduction at Higher Doses Pharmacodynamic effect is more prolonged than pharmacokinetics. Increasing doses show deeper and more prolonged pharmacodynamic effects. Median PRT3789 Concentration Time on C1D1 Pharmacodynamic Effect on SMARCA2 Levels in PBMCs by Dose Yap, T. et al., JSMO Annual Meeting, Kobe Japan, March 8th 2025 (Abstract 101356)

Data cutoff: 30 November 2024 and patients enrolled by 31 August 2024. GI, gastrointestinal; NSCLC, non-small cell lung cancer; SLD, sum of longest diameter. * Confirmed partial response; [1], class 1 mutation; [2], class 2 mutation. PRT3789-01 (Monotherapy): Change in Tumor Burden in Patients With NSCLC or Upper GI Cancer Provides Initial Proof-of-Concept of Clinical Activity Efficacy Evaluable Population With Post-Baseline Scan % change in SLD from baseline * * * * * Yap, T. et al., JSMO Annual Meeting, Kobe Japan, March 8th 2025 (Abstract 101356)

Data cutoff: 30 November 2024 and patients enrolled by 31 August 2024. GI, gastrointestinal; NSCLC, non-small cell lung cancer; PD, progressive disease; PR, partial response; SD, stable disease. # Patients with Upper Gi cancer (esophageal cancer or gastric cancer). PRT3789-01 (Monotherapy): Duration of Treatment in Patients With NSCLC or Upper GI Cancer with a Class 1 Mutation Provides Evidence of Potential for Sustained Clinical Benefit Efficacy Evaluable Population # # # Duration of treatment (weeks) Yap, T. et al., JSMO Annual Meeting, Kobe Japan, March 8th 2025 (Abstract 101356)

Data cutoff as of 30 Nov 2024; patients dosed as of August 31, 2024 PRT3789-01 (Monotherapy): Updated Activity in Lung & Upper GI Patients with Class 1 Mutations Best Overall Response PRT3789 doses <283 mg (N=19) PRT3789 doses ≥283 mg (N=13) Partial Response (PR) 10.5% (2) 23.1% (3) Stable Disease (SD) 36.8% (7) 23.1% (3) Progressive Disease (PD) 42.1% (8) 38.5% (5) Symptomatic deterioration (clinical PD) 10.5% (2) 15.4% (2) Objective Response Rate (ORR) 10.5% (2) 23.1% (3) At dose levels < 283mg, as presented at ESMO and ENA last fall, the ORR was 10.5% (2/19) At dose levels ≥283 mg, confirmed ORR is now 23.1% (3/13) Additional data will be presented from backfill cohorts at higher doses in second half 2025 Favorable activity relative to docetaxel benchmark Yap, T. et al., JSMO Annual Meeting, Kobe Japan, March 8th 2025 (Abstract 101356)

PRT3789-01 (Combination): Study Schema and Enrollment

Docetaxel + PRT3789

Dose-Escalation Cohorts

Eligibility criteria
- Any solid tumor
- Any *SMARCA4* mutation
- Evaluable disease

- PRT3789 dosing is intravenous, weekly
- Docetaxel is either weekly or every 3 weeks per standard practice
- Dose escalation is ongoing currently at PRT3789 500 mg + docetaxel

Backfill Cohorts

Eligibility criteria
- Enriched NSCLC
- LOF *SMARCA4* mutation
- Measurable disease


PRT3789 900 mg
Docetaxel
n=x
n=x
PRT3789 665 mg
Docetaxel
n=x
n=x
PRT3789 500 mg
Docetaxel
n=x
n=x
PRT3789 283 mg
Docetaxel
n=5
n=x
PRT3789 120 mg
Docetaxel
n=6
n=x

Data cutoff: 30 November 2024 and patients enrolled by 24 September 2024.
LOF, loss of function; NSCLC, non-small cell lung cancer.

Yap, T. *et al.*, JSMO Annual Meeting, Kobe Japan, March 8th 2025 (Abstract 101356)

19

Data cutoff: 30 November 2024 and patients enrolled by 24 September 2024. VUS, variant of uncertain significance. PRT3789-01 (Combination): Demographics Docetaxel + PRT3789 Characteristics Patients (N=11) Age, years Median 65 Sex, n (%)  Male 8 (72.7)  Female 3 (27.3) Prior lines of systemic anticancer therapy, n Median (min, max) 1 (1, 6) Tumor type, n (%) Non-small cell lung cancer 5 (45.5) Pancreatic cancer 2 (18.2) Esophageal cancer 1 (9.1) Large cell neuroendocrine cancer 1 (9.1) Gastric cancer 1 (9.1) Thoracic SMARCA4 deficient undifferentiated 1 (9.1) Type of SMARCA4 mutation, n (%) Class 1 (loss of function) 8 (72.7) Class 2 (missense, VUS) 3 (27.3) Yap, T. et al., JSMO Annual Meeting, Kobe Japan, March 8th 2025 (Abstract 101356) 11 patients included in this initial analysis were treated with PRT3789 + docetaxel in combination and safety evaluable at time of data cutoff with a median age of 65 The primary tumor type, as characterized by investigators, was NSCLC (n = 5) along with other advanced stage solid tumors 8 patients had Class 1 (loss of function) mutations

Data cutoff: 30 November 2024 and patients enrolled by 24 September 2024. ALT, alanine aminotransferase. a Patient had both docetaxel dose hold and dose reduction. PRT3789-01 (Combination): Adverse Events Docetaxel + PRT3789 Adverse Events, n (%) PRT3789 + Docetaxel (N=11) Any adverse event 11 (100.0) PRT3789 treatment related 7 (63.6) Docetaxel treatment related 11 (100.0) Grade ≥3 adverse event 8 (72.7) Serious adverse event 4 (36.4) PRT3789 treatment related 0 Docetaxel treatment related 1 (9.1) Adverse event leading to PRT3789 dose hold 8 (72.7) PRT3789 treatment related 2 (18.2) Docetaxel dose hold 8 (72.7) Dose reduction a 1 (9.1) Treatment discontinuation 0 Death 0 Any dose-limiting toxicity 2 (18.2) Summary of Adverse Events Most Frequent Adverse Events Incidence rate (%) Grades 1 and 2 Grade ≥3 Yap, T. et al., JSMO Annual Meeting, Kobe Japan, March 8th 2025 (Abstract 101356)

Prelude’s First-in-Class SMARCA2 Degraders Currently Advancing In Parallel + Lead IV SMARCA2 Degrader (PRT3789) Oral SMARCA2 Degrader (PRT7732) Distinct new chemical entity with PK supporting once-daily dosing Potential to expand patient access and provide optionality Phase I underway and enrollment proceeding rapidly

A Highly Selective Oral SMARCA2 Degrader Offers Distinct Advantages Over Inhibitor Approaches Inhibitors Degraders Potency High Selectivity Extended PD Disruption of the SWI/SNF Complex Oral Bioavailability X X Early attempts at achieving both potency and selectivity with inhibitor approaches had challenges Inhibitors do not degrade the target and need to be dosed at levels that retain IC90 coverage continuously Degraders demonstrate sustained PD effect as it takes 48-72h for SMARCA2 to resynthesize Prelude’s oral SMARCA2 degrader offers potential for once-daily (QD) dosing at low dose levels and convenience advantages for patients X

PRT7732 is Potent and Orally Bioavailable With Near-Absolute Selectivity for SMARCA2

Preclinical Assay	PRT7732
SMARCA2 Degradation (nM)	0.98
Selectivity: Degradation (SMARCA4 / SMARCA2)	>3000 fold
Selectivity: Cell Proliferation (SMARCA4 / SMARCA2)	>1000 fold*



ubiquitinated lysine
SMARCA2
PRT7732
CRBN
E3 ligase complex
DDB1



H838 CDX Model
Vehicle
PRT7732 5 mg/kg PO QD
NCI-H838 tumor volume (mm3)
Days of dosing
***



SMARCA2
PBRM1
SMARCA4
-Log (P-value)
Log2 (FC, DMSO vs PRT7732 16h), Calu6

Sub-nanomolar SMARCA2 degradation potency

Near-absolute cellular selectivity for SMARCA2 vs SMARCA4 (>3000 fold) in HiBit cell lines and >1000-fold in cell proliferation assays and selective across the proteome

Good oral bioavailability observed across species supporting potential for once-daily projected human dose

* Based on highest concentration tested

Shvartsbart, K. Ito et al., AACR Poster, April 2024. (http://www.preludetx.com/science/publications)

24

PRT7732-01: Phase I Trial is Underway and Enrollment is Progressing Rapidly As of April 2025, multiple sites are activated and enrollment is progressing ahead of plan No dose limiting adverse events or safety signals observed with initial patient cohorts to date First interim data update anticipated in 2025 ClinicalTrials.gov Identifier: NCT06560645 Patient Population Dose Finding/Expansion PRT7732 Monotherapy SMARCA4-mutated Solid Tumors Backfill Cohorts to Confirm Biologically Active Dose Goal: Confirm Biologically Active Dose as Monotherapy and Inform Potential Registration Pathway(s) PRT7732 Combinations Confidential

What's Next for Both PRT3789 and PRT7732?

'3789 Monotherapy

- Enrollment in dose escalation cohorts is now complete
- Backfill cohorts continue to enroll
  - Enriching for NSCLC and upper GI cancers w/ Class I LOF mutations
- Additional data from dose escalation and backfills to be presented 2H 2025

'3789 Combinations

- Docetaxel combination cohorts continue to enroll
- Phase 2 pembrolizumab combination trial is underway
- Goal is to assess safety and clinical activity in combination
- Combinations likely important given rapid disease course of SMARCA4-mutated cancers

'7732 Dose Escalation

- Dose escalation underway in a broad group of patients with SMARCA4-mutated cancers
- Will enriching for target tumor types and Class I LOF mutations in backfill cohorts
- Will present interim Phase I data on safety, PK, PD and clinical activity in 2025

SMARCA2 Program Priorities:

- Advance both '3789 and '7732 to decision on best path forward for one or both programs
- Further assess activity in Class 1 (LOF) vs. Class 2 patients across different tumor types
- Anticipate sharing additional updates at major medical meeting(s) in 2025

LOF = "Loss-of-function"

Prelude THERAPEUTICS 26

PRT3789 and PRT7732 Address Distinct Patient Populations With High Unmet Need

Potential Addressable Patient Populations US and EU5 [1-5]

NSCLC

Up to 10% SMARCA4-*mutated* [5]

Setting	Patients	SMARCA4-mutated
STAGE IV, 2L+ (R/R, Previously Treated)	~130,000 pts/year	Up to 13,000 SMARCA4-*mutated*
STAGE IV, First Line	~195,000 pts/year	Up to 19,500 SMARCA4-*mutated*
EARLIER STAGE (I-III) (Adjuvant / Neo-Adj.)	~235,000 pts/year	Up to 23,500 SMARCA4-*mutated*

EC/GEJ/GC

Up to ~8% SMARCA4-*mutated* [5]

Setting	Patients	SMARCA4-mutated
Stage IV, Advanced Disease	Stage IV, 2L+ ~35,000 pts/year → Stage IV, 1L ~62,000 pts/year	Up to 7,500 SMARCA4-*mutated*

Relative diagnosed prevalence in Asia: 8-10X US / EU5 [1]

Pan-Tumor

SMARCA4 mutations occur in ~5% of all cancers [5]

Setting	SMARCA4-mutated
Other SMARCA4-*mutated* Cancers	TBD based on selected tumors [3,4]

US & EU5 only (2030 *proj.*): [1] GlobalData (SEER), Earlier Stage (I-III) includes incidence only, Stage IV includes drug-treated prevalence only, with progression from earlier stages; all three factor-out patients treated with targeted therapies for driver mutations; [2] Datamonitor 2023 Lung Cancer Report; [3] Cerner CancerMpact Tumor Type Reports 2024 [4] Schoenfeld et al. *Clin Cancer Res.* (2020); 26(21):5701-5708. [5] Dagogo-Jack et al. *J Thorac Oncol.* (2020); 15(5):766-776.; Analysis on File.

Prelude THERAPEUTICS 27

Prelude’s Discovery Engine Continues to Deliver Novel Candidates Oral KAT6A Selective Degrader First-in-class program with potential to advance the SoC in ER+ breast cancer and other solid tumors Precision ADC Platform & First Development Candidate First novel degrader antibody conjugate (“DAC”) from our AbCellera collaboration* to be announced in 2025 as we expand our library of highly optimized, ultra potent degrader payloads for Precision ADCs Small Molecules Precision ADCs * First Precision ADC Program discovered and advanced in collaboration with AbCellera (Press Release)

Prelude is Advancing the Industry’s First* Oral KAT6A Selective Degraders 29 There is a high unmet need for novel modalities to treat advanced breast cancer & other solid tumors KAT6A is part of the 8p11 amplicon and histone acetyltransferase (HAT) complex which regulates the expression of ER & PR Recently, a clinical stage KAT6A/B dual inhibitor demonstrated PoC in ER+ breast cancer, albeit with 45% Gr3 neutropenia as DLT 2 KAT6A selective degraders have potential for even better efficacy as they disrupt the HAT complex KAT6A selective degraders demonstrate potential for better efficacy, as well as improved tolerability and combinability 1 * Based on publicly disclosed information and published patents available as of April 2025 KAT6A Degrader KAT6A/B Inhibitors vs. 1 - J. Carter et. al., Discovery of first-in-class potent and selective oral degraders of KAT6A that demonstrate anti-cancer activity in pre-clinical models, AACR2025; Abstract #1649 (http://www.preludetx.com/science/publications) 2 – T. Mukohara et. al., “PF-07248144, a first-in-class KAT6 inhibitor, in patients with HR+ HER2− metastatic breast cancer: Updated results from phase 1 dose expansion study”. SABCS 2024 CDK2 inhibitors AKT PI3Ka PI3Ka Inhibitors

Prelude's KAT6A Degraders Demonstrate Picomolar Potency and Excellent Selectivity Globally and Against KAT Family Members, Including KAT6B & KAT7

Assay	KAT6A/Bi	PRT0A1	PRT0A2	PRT0A3	PRT0A4	PRT0A5
					Early PoC Leads	
HeLa KAT6A HiBiT nM DC_{50}	NA	19.7	2.8	1.7	0.8	0.2
T47-D CTG nM Rel EC_{50} (E_{MAX})	0.5 (43%)	8.9 (77%)	1.4 (90%)	1.3 (85%)	1.0 (80%)	0.1 (85%)

Note: KAT6A degradation potency at 24 h using a HeLa KAT6A HiBiT model and corresponding anti-proliferative activity in T47-D cell proliferation assays (CTG) are shown.



KAT6A
KAT6B KAT5
KAT7 KAT8
-log10 (p value)
PRT0A4 (10 nM)/DMSO
(Log2 Ratio)



KAT6A
KAT6B
KAT7
KAT5
KAT8
-log10 (p value)
PRT0A5 (10 nM)/DMSO
(Log2 Ratio)

Note: Global proteomics profile of PRT0A4 and PRT0A5, early leads selected for proof-of-concept studies, in ZR-75-1 cells treated at 10 nM for 6 h are shown. Excellent selectivity against other MYST family proteins are highlighted.

J. Carter et. al., Discovery of first-in-class potent and selective oral degraders of KAT6A that demonstrate anti-cancer activity in pre-clinical models, AACR2025; Abstract #1649

Prelude THERAPEUTICS 30

Prelude's KAT6A Degraders Demonstrate Superior Monotherapy Efficacy to a KAT6A/B Dual Inhibitor When Studied Head-to-Head In Vivo



A
ZR-75-1 CDX
Tumor volume (mm³ ±SEM)
Days After Start of Treatment
***
****
****
Dual KAT6A/Bi
KAT6A-Selective Degraders
% Change from Baseline
CR
Vehicle, PO, QD
KAT6A/Bi, 1 mg/kg, PO, QD
PRT0A5, 3 mg/kg, PO, QD
PRT0A5, 30 mg/kg, PO, QD
PRT0A4, 90 mg/kg, PO, QD
B
KAT6A/Bi Mono/Combo
KAT6A-Selective Degraders Mono
% Change from Baseline
T47-D CDX
Tumor volume (mm³ ±SEM)
Days After Start of Treatment
Dual KAT6A/Bi Mono
Dual KAT6A/Bi + Fulvestrant
KAT6A-Selective Degraders
Vehicle
KAT6A/Bi, 1 mg/kg, PO, QD
Fulvestrant, 25 mg/kg, SC, QW+LD
KAT6A/Bi + Fulvestrant
PRT0A4, 10 mg/kg, PO, BID
PRT0A5, 3 mg/kg, PO, QD
PRT0A5, 3 mg/kg, PO, BID
PRT0A5, 10 mg/kg, PO, QD
PRT0A5, 30 mg/kg, PO, QD

- KAT6A degraders demonstrate superior efficacy to a KAT6A/B dual inhibitor at clinically relevant doses
- Deep regressions and complete response observed with a 3 mg/kg oral dose of PRT05A that was well-tolerated
- Deep regressions also achieved with highly selective KAT6A degrader (PRT04A); dose response in progress

Key Takeaways:

Degraders show potential for better monotherapy efficacy than inhibitors

Inhibition or degradation of KAT6B or KAT7 may not be necessary for efficacy

Figure 7. (A) Oral KAT6A-selective degraders safely achieved deep and complete tumor regressions at low oral doses in an orthotopic ZR-75-1 xenograft model, superior to a dual KAT6A/B inhibitor. (B) Oral KAT6A-selective degraders induced significant tumor growth inhibition and tumor regressions in T47-D xenografts as a monotherapy, outperforming combination of a KAT6A/Bi with Fulvestrant. ****P*<0.0005, **** *P* <0.0001.

J. Carter et. al., Discovery of first-in-class potent and selective oral degraders of KAT6A that demonstrate anti-cancer activity in pre-clinical models, AACR2025; Abstract #1649

Prelude THERAPEUTICS 31

CFU-GM Assay Data Demonstrate Potential Benefit of KAT6A Selective Degradation in Reducing Bone Marrow Toxicity and Lowering Neutropenia Risk

In Vitro CFU-GM Assay and Dose Response



CFU-GM % Inhibition
100
75
50
25
0
KAT6A/Bi
PRT0A4
PRT0A5
Viability (% DMSO)
150
100
50
0
0.01
0.1
1
10
100
Concentration (µM)
KAT6A selective degrader
KAT6A/Bi
KAT6A/B dual degrader

Normal donor bone marrow was treated with 30 µM KAT6A/Bi, PRT0A4, or PRT0A5 for two weeks to assess their effect on human myeloid progenitor proliferation using colony forming cell assays. Percent inhibition in the CFU-GM myeloid assay is shown, in which KAT6A-selective degraders demonstrate reduced activity. KAT6A/B dual degrader tool compound used as control.

- In vitro CFU-GM assays are used as a pre-clinical indicators of high-grade neutropenia
- KAT6A/B inhibitors demonstrate inhibition of CFU-GM colonies at concentrations being tested in the clinic
- Prelude's KAT6A selective degraders show limited to no activity in CFU-GM assays
- Prelude is conducting *in vivo* bone marrow tox studies to confirm findings

Key Takeaways:

KAT6A selective degraders show potential for:

- ***Lower bone marrow toxicity vs. KAT6A/B dual inhibitors***
- ***Lower risk of neutropenia***

J. Carter et. al., Discovery of first-in-class potent and selective oral degraders of KAT6A that demonstrate anti-cancer activity in pre-clinical models, AACR2025; Abstract #1649

Prelude THERAPEUTICS 32

Improved Tolerability and Lower Neutropenia Risk Confer Potential for Improved Combinability with Other Commonly Used Agents in Breast Cancer

Early studies demonstrate potential for mechanistic synergy with CDK4/6 and PI3K inhibitors

KAT6A Degrader + PI3K Inhibitor

PRT02A	0.4	55.3967	45.3002	35.6505	22.0604	9.97141	8.78306
	0.1	62.5447	54.4139	37.5268	22.0783	10.8024	8.47034
	0.025	69.9607	62.0086	40.9221	22.9986	9.65868	8.09507
	0.00625	83.3631	73.8027	54.7713	32.4339	12.6162	9.22981
	0.00156	95.9614	81.6655	69.8713	47.3553	16.6816	10.2395
	0	100	107.398	90.6898	63.7956	40.6808	15.654
	Dosing	0	0.00391	0.01563	0.0625	0.25	1
			PI3K008 (uM)				

Average ZIP = 13.9, % viability shown

KAT6A Degrader + CDK4/6 Inhibitor

PRT02A	0.4	59.4142	47.8847	46.304	32.5244	20.1767	19.9535
	0.1	65.272	52.1618	53.0916	32.9149	17.9265	20.7717
	0.025	65.7369	55.695	54.0214	37.6569	20.3533	21.2087
	0.00625	83.9609	69.3631	60.623	41.655	22.9475	23.8959
	0.00156	95.2115	86.0995	81.1715	68.7122	34.1237	30.2743
	0	100	104.51	97.9079	85.8205	45.1883	36.9131
	Dosing	0	0.00391	0.01563	0.0625	0.25	1
			Palbociclib(uM)				

Average ZIP = 12.5, % viability shown

- One of Prelude's early KAT6A degraders (PRT02A) was tested with both CDK4/6 inhibitor (palbociclib) and a mutant-selective PI3Ka inhibitor tool compound (PI3K008) in T47-D cells *in vitro*
- Both combinations were synergistic based on ZIP scores
- Additional *in vivo* combinations are planned to confirm findings with advanced lead candidates

J. Carter et. al., Discovery of first-in-class potent and selective oral degraders of KAT6A that demonstrate anti-cancer activity in pre-clinical models, AACR2025; Abstract #1649

Prelude THERAPEUTICS 33

KAT6A Selective Degrader Lead Candidate Profile Highly potent (picomolar) and highly selective Excellent oral bioavailability across species Regressions observed in in vivo efficacy models No activity in CFU assay for BM toxicity Studies in progress In vivo PK/PD and efficacy studies In vivo bone marrow BM toxicity studies Additional preclinical studies to support DC nomination On Track to Select Development Candidate in 1H 2025 KAT6A Selective Degrader Program Summary & Next Steps Evidence for Improved Safety Profile (BM Tox) Excellent Oral PK Picomolar Potency Milestones Achieved Evidence Supporting Potential for Synergy with Other Modalities In Vivo Efficacy – Regressions as Monotherapy at Low Oral Doses Selective KAT6A degraders have the potential for better monotherapy efficacy, improved tolerability (neutropenia) and combinability, and synergy with other approved agents

Precision ADCs (or "DACs") Represent the Next Generation of ADCs

Current ADCs


Cytotoxic
Chemotherapy

- Non-selective Genotoxic Payloads
- Limited Payload Diversity
- Broad Chemotherapy Liabilities
- Resistance Emerging to Common Cytotoxic Payloads

Precision ADCs


Targeted
Degrader
Payloads

- Dual Targeting with Precision ADCs
  - Tumor-Specific Cell Surface Antigen, <u>and</u>
  - Targeted Degradation of Critical Proteins in Validated Cancer Pathways
- Dual Targeting Expands Therapeutic Index
- Overcomes Cytotoxic Payload Resistance

↓ Toxicity & Cross Resistance

↔ Therapeutic Index

↑ Efficacy

DACs, Degrader Antibody Conjugates

Fu, Z., Li, S., Han, S. *et al. Sig Transduct Target Ther* **7**, 93 (2022).

Prelude THERAPEUTICS 35

Prelude Established a Strategic Partnership with AbCellera in 2023 to Enable First Precision ADCs High Unmet Need & Opportunity Potential for Optimized Payload Potential for Optimized Antibody Initial proof-of-concept demonstrated with a novel, highly potent SMARCA2/4 dual degrader as a “Precision Payload” conjugated to multiple antibodies 1 Prelude’s SMARCA2/4 dual degraders have been optimized to deliver picomolar potency with potential for increased efficacy, selectivity and an improved therapeutic index Prelude-AbCellera Precision ADC Collaboration Announced in 4Q 2023 (Press Release) 1 - Carter J., et al., 2024 EORTC-NCI-AACR Symposium Poster (http://www.preludetx.com/science/publications)

Extensive Optimization Provided a Library Ultra Potent SMARCA2/4 Degrader Payloads Prelude optimized a range of SMARCA2/4 payloads aided by extensive SAR from our SMARCA discovery programs Picomolar potencies in HiBit, Western and Proliferation assays are essential for delivering highly efficacious Precision ADCs Payload properties further optimized to improve efficacy, tolerability, and developability along several key metrics Prelude is testing these and other novel degrader payloads conjugated to various antibodies Prelude Data on File. Potency & selectivity assays PRP0004 E3 Ligase VHL HeLa HiBit SM2 DC50 (nM) (Dmax) 0.37 (97%) HeLa HiBit SM4 DC50 (nM) (Dmax) 2.7 (96%) Fold Selectivity SM4/SM2 7 Prostate (LNCaP) prolif EC50 (nM) 0.21 (96%) Myeloid (KO52) prolif EC50 (nM) 3.1 (93%) DMPK hLM CLint  mL/min/kg High Plasma stability (7 d) High PRP0006 CRBN 0.04 (97%) 0.09 (97%) 2 0.074 (93%) 0.9 (95%) High Low PRP0005 VHL 0.26 (95%) 1.2 (97%) 5 0.082 (95%) 1.2 (97%) High High 1st Gen Payload PRP0007 CRBN 0.031 (99%) 0.029 (99%) 1 0.049 (94%) TBD High High 2nd Gen Payload 3rd Gen Payload 4th Gen Payload

SMARCA2 and SMARCA4 are the core ATPase catalytic subunits of the SWI/SNF chromatin remodeling complex required for function The SWI/SNF complex is dysregulated in prostate cancer leading to abnormal activation of AR signaling pathways promoting uncontrolled cell growth SMARCA2/4 dual degraders decrease the levels of key genes important for promoting prostate cancer growth SMARCA2/4 Dual Degraders Have Potential as Differentiated Payloads in Prostate Cancer SMARCA2/4 degrader Carter J., et al., 2024 EORTC-NCI-AACR Symposium Poster (http://www.preludetx.com/science/publications)

Early Anti-PSMA SMARCA2/4 DACs Demonstrated Tumor Regressions and Significantly Better Efficacy Compared to Traditional Anti-PSMA Cytotoxic ADC Anti-PSMA SMARCA2/4 DACs using Prelude’s 1st gen payloads demonstrated robust efficacy in vivo and were well-tolerated SMARCA2/4 DACs enable maximal target degradation in tumors while sparing healthy tissues Prelude is advancing a range of novel Precision ADCs leveraging our SMARCA2/4 degrader payloads and will announce first DC in 2025 (A) SMARCA2/4 protein expression was analyzed in DAC PRA0002 and payload PRP0004-treated LNCaP tumors at the indicated time points following a single dose. Graphs are quantitation of western blots. (B) Weekly i.v. administration of PRA0002 was well-tolerated and demonstrated significant tumor growth inhibition (89%) of PSMA+ LNCaP tumors. (C) Weekly i.v. administration of PRA0002 did not induce significant tumor growth inhibition in PSMA- PC3 tumors, in comparison to PRP0004 which was efficacious, but caused mouse body weight loss and death (D) Weekly i.v. administration of PRA0009 demonstrated tumor regression and significantly better efficacy compared to a PSMA cytotoxic ADC (Rosopatamab-MC-MMAF, DAR2) in LNCaP tumors. Carter J., et al., 2024 EORTC-NCI-AACR Symposium Poster (http://www.preludetx.com/science/publications)

Prelude’s Value Proposition in the Emerging Degrader Antibody Conjugate Field Precision ADC Technology Platform Already Built Library of novel degraders as potential payloads and in-house conjugation expertise Full suite of assays and processes established for payload discovery, target selection, and ADC / DAC optimization Preclinical validation of “Precision ADC” approach yielding better efficacy and tolerability in vivo Experienced Team with Proven R&D Capabilities Robust Medchem and Cancer Biology teams with deep expertise in Targeted Protein Degraders (TPDs) and ADCs / DACs Full range of Discovery and Clinical Development capabilities from Target ID thru Phase 3 development Foundational partnership in place w/ AbCellera* Strong IP on Payloads, Platform and Novel ADCs IP on novel degrader payloads and linkers Strong IP position on potential “Precision ADC” candidates First development candidate nomination anticipated in 2025 TPD, Targeted Protein Degrader; DAC, Degrader Antibody Conjugate * Prelude-AbCellera Precision ADC Collaboration Announced in 4Q 2023 (Press Release)

In 2025 Our Focus is Continued Execution Across Strategic Priorities PRT2527 CDK9 PROGRAM Report Phase 1 monotherapy clinical results Report Phase 1 docetaxel combination interim data PRT3789 Lead IV SMARCA2 Degrader Selective CDK Inhibitor PRT2527 Report first Phase 1 interim data (Safety, PK/PD, Clinical Activity) PRT7732 Oral SMARCA2 Degrader Discovery Engine KAT6A & Precision ADCs Nominate development candidate for KAT6A degrader program Advance first Precision ADC candidate in partnership w/ AbCellera EXPECTED DELIVERABLE MILESTONE BY 2H 2025 2H 2025 2H 2025 1H 2025 2025 Cash, cash equivalents, restricted cash and marketable securities of $103.1 Million as of 3/31/2025

Thank You Contact Us: Robert Doody SVP, Investor Relations rdoody@preludetx.com